Exhibit 99.1

DTE Energy Business Update: AGA Financial Forum Gerry Anderson President and COO, DTE Energy Jerry Norcia President and COO, MichCon May 5, 2008

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws, regulations, and the cost of remediation and compliance, including potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; amounts of uncollectible accounts receivable; binding arbitration, litigation and related appeals; changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; and timing, terms and proceeds from any asset sale or monetization. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2007 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330.

Execute strong regulated growth plan DTE Energy: A Focused, Integrated Energy Strategy Execute value-focused non-utility plan Continue to pay an attractive dividend Realize projected utility earnings growth Near-term: 7 - 9% per year Long-term: 5 - 6% per year Upside potential from renewables Manage constructive regulatory environment Use cost savings to minimize rate increases Advocate for comprehensive energy reform in Michigan Proven track record of non-utility value creation Reduced scale and disciplined approach focused on: Premium return on investment Long-term value creation

DTE Energy is an Integrated Energy Company

DTE Energy

Strong, Stable and Growing Utilities

Represents ~80% of DTE Projected 2008 Earnings



Detroit Edison

- Electric generation and distribution
- 2.2 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.3 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

Represents ~20% of DTE Projected 2008 Earnings



Coal & Gas Midstream



Unconventional Gas Production



Power & Industrial Projects



Energy Trading

4

Regulatory / Legislative Update DTE Growth Profile Regulated Growth Opportunities Summary

Detroit Edison General Rate Case 2006 Normalized Capital O&M PEP Cost Savings Net Revenue / Fuel & Purchased Power Merger Control Premium Net Other (Incl. Benefits & Taxes) 2009 Request East -32 -32 254 265 208 208 271 284 West 254 129 118 57 63 13 North ($30) $130 $290 ($60) ($120) $60 $14 $284 Detroit Edison's Estimated Revenue Requirements Rate request driven by required environmental investment Strong record of recovery on past environmental spending Cost saving initiatives offset almost all O&M increases Successful merger premium recovery would increase cash Final order expected January 2009 $ millions Capex ^ Total Request

Energy Legislation Is Important to Michigan's Future Bills passed Michigan House on April 17 on a strong bi-partisan vote and now move to Senate Bills backed by a strong coalition including the Michigan Chamber of Commerce, Michigan Manufacturers Association, labor organization members, business leaders and energy industry experts "These forward-thinking energy reforms will bring massive investment to Michigan communities, creating good-paying jobs for our workers immediately and for years to come." "This bipartisan legislation is important for the future of business and jobs in Michigan." House Energy & Technology Committee Chair Frank Accavitti Speaker of the House of Representatives "The House energy plan meets Michigan's most urgent needs, including creating good-paying jobs for our workers today." Andy Dillon Mike Nofs House Energy & Technology Committee Vice Chair

Michigan Legislation Continues to Move Forward House Bill 5524 Proposal Electric Choice reform Caps Choice at 10% of load Defines rules for customers returning to utility service Cost-of-service based electric rates (deskewing) Phases in cost-of-service based rates over a five year period for all customer classes File and use ratemaking Provides for self-implementation 6 months from filing (subject to refund with interest based on MPSC final order) Establishes 12 month hard-stop deadline for rate case completion and enhances MPSC staffing Calls for forward looking test year Certificate of Need process for major capital investments Increases certainty of recovery for capital projects costing more than $500 million by establishing Certificate of Need process Allows recovery of interest during construction

Michigan Legislation Continues to Move Forward (Cont.) Legislation Proposal Renewable Portfolio Standard (HB 5548/5549) 4% of energy from renewables by 2012 10% by 2015 Establishes cost caps and off-ramps to ensure costs are manageable Energy efficiency (HB 5525) Ramps up targets to annual incremental savings of 1% for electricity and 0.75% for gas Establishes cost off-ramps to ensure reasonable costs Authorizes decoupling for gas utilities

Regulatory / Legislative Update DTE Growth Profile Regulated Growth Opportunities Summary

Utility Growth Profile 2007 2009 Detroit Edison 8700 10700 11700 12400 10500 2000 1000 700 400 2300 2000 2007 Rate Base Projected 2012 Rate Base ~$8.7 ~$2.0 ~$2.3 ~$10.5 ~$1.0 ~$0.7 ~$0.4 Environ- mental Expansion & Infrastructure AMI Utility growth is heavily driven by environmental investments at Detroit Edison and expansion projects at MichCon Plus significant upside potential for renewables MichCon Detroit Edison $ billions

Utility Earnings Growth 2007 - 2009 * Reconciliation to GAAP reported earnings included in the appendix Original 2007 Guidance rate red rate case Detroit Edison 340 360 400 82 88 93 2007A 2009 Early Outlook 2008 Guidance $422 $435 - 460 $480 - 505 $340 $82 $85 - 90 $350 - 370 $390 - 410 $90 - 95 Operating Earnings* 7% - 9% Annual Growth Rate Potential Average Equity Base ~$3,200 ~$3,700 ~$770 ~$880 Detroit Edison MichCon $ millions MichCon Detroit Edison

Load Continues to Grow During Michigan's Economic Restructuring Annualized Sales (GWh) Detroit Edison Service Area: Electric Sales (GWh) Includes Electric Choice Hemlock Semiconductor Creating Jobs in Michigan Temperature Normalized Actual 0.7% compound annual growth temperature normalized

2007A MichCon 236 GSPP Non-Utility Growth Profile 2008E Operating Earnings* Expect to invest $200-$300M annually Expand existing assets Vector Pipeline Shelby Storage New investments Millennium Pipeline Storage Optimize existing projects Disciplined approach to new industrial and renewable projects Gas Midstream Power & Industrial Non-Utility Investment Outlook Barnett Shale * Reconciliation to GAAP reported earnings included in the appendix Prove up current acreage Opportunistically add acreage adjacent to current areas of operations $98-130M

DTE Energy 2008 Guidance & 2009 Early Outlook Solid first quarter earnings Utilities remain on track to earn authorized ROE in 2008 Strong non-utility results at Energy Trading and Power & Industrial Projects Raised 2008 EPS guidance to $2.80 - 3.20 2009 early outlook on track 2008 Guidance 2009 Early Outlook Operating Earnings1 ($ millions) 1 Reconciliation to GAAP reported earnings included in the appendix 2 Original guidance assumed $275 million stock buyback on 3/31/08; updated guidance assumes June closing and $40 share price

Regulatory / Legislative Update DTE Growth Profile Regulated Growth Opportunities Summary

Factors For Successful Utility Growth

Detroit Edison Growth Profile Infrastructure Environmental Renewable Nuclear Detroit Edison Long-term Investment Profile Illustrative Investments in environmental controls, renewable energy and new base load generation create significant growth potential 2008

Source: EEA/DTE Gas Flow Model LNG (from Trinidad, Middle East and North Africa) LNG LNG LNG Attractive Market Dynamics in Gas Pipelines & Storage Expected Flow of New Gas Supply, 2007 - 2020 Western Canada & Arctic / Alaskan supply Northeast market LNG Coal Bed Methane Tight Sands Gas Fayetteville Shale Barnett Shale Unconventional Supply Sources Rockies gas supply (mostly unconventional)

DTE Energy's Gas Asset Portfolio DTE's gas asset portfolio is well positioned to take advantage of attractive market dynamics MichCon is the 11th largest US gas utility DTE Gas Midstream is among the top 10 North American storage providers Vector Millennium MichCon MichCon Service Area DTE Gas Storage Fields

Significant Growth Investment Drives Future Growth 2007A MichCon 236 GSPP 37 2007A $37 $236 Expect to invest $250-$300M annually $273 $90M distribution system expansion $90M utility storage (17 Bcf) $50M Panhandle Pipeline lateral $100M meter relocation $60M AMI Millennium Pipeline - $65M Shelby 2 Storage Expansion - $35M Vector Pipeline - Phase 2 expansion New growth opportunities MichCon Gas Midstream Gas Capital Expenditures ($ millions)

MichCon Has Retail Revenue Growth Opportunities 2007A 2008E 2009E 2010E 2011E 2012E Revenue 29 38 45 46 47 48 Net Income 0 0 -2 2 4 8 Home Protection Plus Revenue $29 Institutional Increasing power plant use New plants Other ($ millions) Opportunities for additional growth in end-user transportation ~$38 ~$45

2007A 2008E 2009E 2010E 2011E 2012E Michcon 82 87 95 105 112 116 GSPP 32 40 45 45 50 60 Investments in Our Gas Asset Portfolio Provide Significant Earnings Growth 7% - 8% Annual Growth Rate $82 $32 $85 - 90 $35 - 40 Gas Operating Earnings* ($millions) * Reconciliations to GAAP reported earnings included in the appendix MichCon Gas Midstream $90 - 95 $40 - 45 $114 $120 - 130 $130 - 140

Regulatory / Legislative Update DTE Growth Profile Regulated Growth Opportunities Summary

Execute strong regulated growth plan DTE Energy: A Focused, Integrated Energy Strategy Execute value-focused non-utility plan Continue to pay an attractive dividend Realize projected utility earnings growth Near-term: 7 - 9% per year Long-term: 5 - 6% per year Upside potential from renewables Manage constructive regulatory environment Use cost savings to minimize rate increases Advocate for comprehensive energy reform in Michigan Proven track record of non-utility value creation Reduced scale and disciplined approach focused on: Premium return on investment Long-term value creation

For More Information DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Q1 2008 Operating Earnings per Share* Detroit Edison $0.25 Unconventional Gas Production $0.01 Non-Utility $0.30 Coal & Gas Midstream $0.05 Corporate & Other ($0.14) MichCon** $0.37 $0.78 Power and Industrial Projects $0.06 * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Energy Trading $0.18 Average Q1 2008 shares outstanding: 163 million Average Q1 2007 shares outstanding: 177 million Average share reduction results in a $0.06 EPS impact vs. prior quarter

Q1 2008 Operating Earnings Variance * Reconciliation to GAAP reported earnings included in the appendix 2006 DECO MichCOn coal UGP pip ET hold 112 106 103 100 100 100 106 129 6 3 3 0 6 28 5 129 ($ millions) 1Q 2007 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Unconventional Gas Production Coal & Gas Midstream Energy Trading $112 ($3) $6 $0 ($4) $29 ($5) $128 Corporate & Other 1Q 2008 Operating Earnings Utilities remain on track to earn authorized ROE in 2008 Increased contribution from Power & Industrial Projects Higher gas trading mark-to- market gains and higher realized margins from our gas storage portfolio at Energy Trading Michigan state tax benefit in 2007 at Holding Company DTE Energy Segment Operating Earnings Variance* Drivers ($7)

Leverage* * Excludes securitization debt and MichCon short-term borrowing **2008 assumes midpoint of applicable estimates Funds from Operations / Debt* A Strong Balance Sheet Continues to be a Priority for DTE Energy 12/31/2006 12/31/2006 12/31/07E 0.534 0.515 0.52 12/31/2006 12/31/2006 12/31/07E 0.195 0.246 0.223 12/31/06 12/31/07 12/31/08E 53.4% 51.7% 12/31/06 12/31/07 12/31/08E** 19.5% ~23% ~52% 25.0% Balance sheet metrics improved in 2007 from the prior year We have the balance sheet capacity to fund utility growth plans Liquidity remains solid ~$2.1B in credit facilities Over $1.0B current excess liquidity

Our Sustainable Dividend is Very Competitive As utility earnings increase, our payout ratio will improve, providing flexibility to consider further dividend increases Industry Dividend Yield PGN 0.06 PNW 0.059 ED 0.056 TEG 0.055 DTE 0.052 NI 0.05 WR 0.05 CNP 0.047 TE 0.047 SCG 0.046 VVC 0.046 XEL 0.045 NO 0.045 NST 0.044 DPL 0.04 PCG 0.039 LNT 0.037 AEP 0.037 NU 0.03 FE 0.029 FPL 0.027 ETR 0.026 CMS 0.025 SRP 0.023 EXC 0.023 WEC 0.023 DTE 5.2% April 28, 2008

We Expect the Commission to Continue to Support Michigan's 21st Century Energy Plan Orjiakor Isiogu Chairman Appointed: 9-9-2007 Term Ends: 7-2-2013 (Democrat) Served as the Director of the Telecommunications Division of the MPSC since 2003 where he advised the Commission on all issues relating to the regulation of telephone services. He also served as an Assistant Attorney General where he represented the state, its agencies and consumers in proceedings involving gas, electric & telecommunications utilities. He earned his law degree from Wayne State Law School. Monica Martinez Commissioner Appointed: 7-3-2005 Term Ends: 7-2-2011 (Democrat) Since her appointment has taken an active role in consumer education and awareness, energy efficiency promotion and low income assistance. Prior to this appointment, she served as Deputy Director of the Governor's Legislative Affairs Division, with responsibility as liaison to the Michigan Senate. She has also served as a policy advisor to the Michigan Senate Democratic office. Steven Transeth Commissioner Appointed: 7-16-2007 Term Ends: 7-2-2009 (Independent) Served for 21 years as Assistant Director and Legal Counsel for the non-partisan Michigan Legislative Service Bureau. His responsibilities included drafting legislation and providing legal counsel to the House of Representatives and Senate in the areas of energy, technology, public utilities & local government. He earned his law degree from Thomas M. Cooley Law School. Source: MPSC website: www.michigan.gov/mpsc

Cost Efficiency Reduces the Need for Rate Increases Illustrative customer rate impact from sustained cost savings and high capital investment Revenue Deficiency Revenue Sufficiency 2006 2007 2008 2009 2010 Increasing need for rate increase due to investments Decreasing need for rate increases due to cost reductions Net required rate increase Continuous improvement helps mitigate unfavorable economic conditions and uncertain future cost pressures

Completed Projects Projects in Process Total Expected Program Benefits 260 Detroit Edison 260 70 330 PEP Benefits 2006 - 2008 O&M, Capital & Other $ millions, pre-tax Performance Excellence Process Reduces Fixed Cost Structure 2005 2006 2007 10300 9300 9075 Employees at Year End: Detroit Edison, MichCon & Corporate Support ~$260 ~$70 ~$330 10,300 9,300 9,075 12% Reduction

2007A 2008E 2009E 2010E 2011E 2012E Base 600 675 650 650 650 650 Environmental 210 260 200 200 200 200 AMI 20 45 45 45 45 Depreciation 485 510 535 560 585 615 Detroit Edison Growth Investments Detroit Edison Capital Investment (2007-2012) Growing equity base: ~$3.2B in 2007 to ~$4.4B by end of 2012 Near term growth driven by required environmental improvements Longer term projects: Environmental improvements: ~$1B 2008 through 2012 AMI: ~$300M through 2013 $ millions $810 $850-950 Base plan excludes opportunities for: Renewable generation Energy efficiency investments Nuclear construction Potential Average Equity ~$3,200 ~$4,400 ~$3,400 ~$3,700 ~$3,900 ~$4,200

Detroit Edison Rate Base Growth Detroit Edison 2007-2009 Net Plant Growth 2007 2009 Detroit Edison 8700 8700 9500 9500 1900 1100 $ billions ~$8.7 ~$9.5 YE 2007 Capital Investments YE 2009 Depreciation ~$1.9 ~($1.1) Average Equity Base $3.2 $3.7 Growth is primarily driven by ~$500M environmental (Clean Air Act) investment 2008-2009 Historically all capital spend on environmental compliance has been recovered Base Spend ~$1.3 Environmental ~$0.5 AMI ~$0.1

Original 2007 Guidance Revised 2007Guidance Detroit Edison 340 0 0 350 390 20 20 2007 Actual 2008 Guidance 2009 Early Outlook $340 $350-370 $390-410 Detroit Edison Operating Earnings Outlook* Regulatory Agenda Provides For Strong Future Earnings at Detroit Edison Expiration of the $79M (pre-tax) show cause rate reduction effectively provides interim relief Expiration of Choice tracker decreases need for near-term relief by $15-20M Targeting 11% ROE at Detroit Edison in 2008 Rate case resolution in early 2009 Major environmental projects coming in service 2009 Between rate relief and cost control, we expect to earn our 11% ROE in 2009 * Reconciliation to GAAP reported earnings included in the appendix ($millions) 2008 Earnings Drivers 2009 Earnings Drivers 7% - 10% Annual Growth Rate

MichCon Growth Investments Potential ~$60M AMI program coordinated with Detroit Edison; pilot program in 2008 ~$100M meter relocation program $90M distribution system expansion in Western Michigan $90M utility storage (17 Bcf) $50M Panhandle Pipeline lateral (planned completion in 2009) Major 2008 Expansion Projects Growth Investments through 2012 2007A 2008E 2009E 2010E 2011E 2012E Base 95 100 105 105 105 105 MichCon Capital Investment (2007-2012) $ millions $150-200 $226 ~$770 ~$1,000 ~$820 ~$880 ~$920 ~$970 Potential Average Equity

Gas Pipeline and Storage Growth Projects 65.6 Bcf 13.5 Bcf Phase-in service Q2 2008 Phase 1 - 4.9Bcf (8.1Bcf total) Millennium Pipeline (DTE owns 26.25%) Under construction - majority of activity to occur in summer of 2008. In-service projected for 4th quarter of 2008 Initial capacity: 0.5 Bcf/d Total project cost ~$800M - before debt financing Vector Pipeline (DTE owns 40%) Pipeline from Chicago to Sarnia, Ontario (In-service, 2000) Phase 1 expansion of 0.2 Bcf/d (In-service Nov. 2007) Phase 2 expansion of 0.1 Bcf/d by 11/09 Washington 10 Storage Complex (DTE owns 100%) Initial in-service: 1999 Expanded in 2005/06 - Current capacity ~66 Bcf Washington 28 Storage Field (DTE owns 50%) Initial in-service: 1990 Current Capacity: 9.0 Bcf 4.5 Bcf expansion in 2007 / 1.8 Bcf in 2008 Shelby 2 Storage field under development (DTE own 100%) Expect to add 8 Bcf over next 3 years (4.9 Bcf in 2008, 1.8 Bcf in 2009, and 1.4 Bcf in 2010) Washington 10 Washington 28 Shelby 2 Pipeline Assets Storage Assets

Sources Uses East 1.4 0.7 West 0.95 1 0.2 0.7 Sources and Uses of Monetization Proceeds and Synfuel Cash Synfuel $900 (2007 - 2009) Monetization Proceeds ~$1,700 (2007 - 2008) Monetization Proceeds and Synfuel Cash Sources and Uses ~$2,600 ~$2,600 Debt Redemption $700 Share Repurchase* $1,000 Utility Equity/Other $700 Antrim Forward Sales * Includes ~ $725M of common stock bought back under this program as of 12/31/07 $ millions Expect to complete $1B common stock repurchase in 2008 ~$725M done as of year end 2007 Additional ~$275M expected upon closing of Power & Industrial sale

Successful Non-Utility Monetization Plan

DTE Energy

Monetization After-Tax Cash Proceeds


~$1.7B
At least
$800M
Power &
Industrial
Core Barnett
Peakers
Antrim
Closed
Closed
Closed
Original
Guidance
Current
Guidance

- Closing delayed due to choppy debt markets
- Pursuing alternative financing options
- Expect to buy back $275M of stock immediately following deal close

41

Development of Western Barnett Acreage Focused on Near-Term Value Creation Invest ~$100M Drill at least 30 wells Produce 5 Bcfe net Opportunistically increase strategic acreage holdings in current areas of operations 30% increase in proved reserves Drilled 50 wells 39 in West (2 awaiting completion) More than doubled production from Western acreage Sold core area properties for ~$250M Generated over 100% IRR * Does not include properties sold in 2007 or Bosque County properties 2007 Results Western Acreage Operating Metric* YE 2006 YE 2007 Proved Reserves (Bcfe) 111 144 Probable Reserves 180 192 Total Reserves 291 336 Net Producing Wells 83 120 Acreage Position 38,000 48,000 % Acreage Developed 28% 20% Annual Net Production (Bcfe) 1.3 3.0 2008 Goals

Net Production Rate (Mmcfe/day) Gross Producing Wells 132 Reserves (Bcfe) Probable Proven Acreage Position (000's Acres) Net Undeveloped Acres Net Developed Acres YE2007 192 144 336 Barnett Shale Operating Metrics (Excludes Sold or Held for Sale Properties) 111 180 YE2006 291 11 3/31/08 41 52 10 38 YE2007 48 3/31/08 YE2007 120 12 3/31/08 YE2007 10

Western Barnett Reserves Valuation Reserves (Bcfe) Value ($ per mcfe) Low Value ($ millions) High Value ($ millions) Proved 144 $1.50 - $2.00 $220 $290 Probable 192 $0.25 - $0.50 $50 $100 Total 336 $270 $390 Value of proved reserves in West is relatively transparent today Western Basin well economics are attractive but not as large as the Core area Expect value of probable reserves to become clear over time (undeveloped West vs. Core) 100's of wells in West vs. 1,000's of wells in Core Approximately $220 million invested to date As the area becomes more developed, DTE anticipates the Western portion of the Barnett will move up the value curve, and probable reserve valuation will be more in line with proved

Western Barnett Has Different Characteristics than the Core

DTE Energy

General Well Characteristics

	Western	Core
Cost per horizontal well	~$1.5M	~$3M
Reserves per well (Bcf)	1 - 1.5	2 - 4
Peak rate per well (Mcf/day)	500 - 1,000	800 - 3,000
Well spacing (acres)*	90-120	40-120

* Optimal well spacing still being determined

Western Barnett development is economically attractive

- Generally less gas than Core wells but cheaper to drill

45

Barnett Shale Map Clay Zones of DTE Acreage Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area West 52,000 acres Hood Johnson Erath Jack Somervell Hill Wise Tarrant Bosque Parker Denton Palo Pinto South

Positive Net Cash Flow Expected in 2008 2007 Actual 2008 Guidance * includes cash accounted for as "investing activity" In 2007, the combination of internal resources and synfuel proceeds generated $1.5B in adjusted cash from operations Non-utility asset sales supported $725M of share repurchases and approximately $500M of parent- company debt reduction Looking to 2008, cash from operations and synfuel proceeds is projected at $1.1B Expected Power & Industrial transaction supports further parent company debt and equity repurchases DTE Energy Cash Flow ($ billions)

DTE Energy Capital Expenditures Utilities Account for 80% of Expected 2008 Capital Expenditures 2007 Actual 2008 Guidance Capital expenditures at Detroit Edison should reach $1B in 2008, substantially above the average of the past 5 years MichCon's capital is projected at $200M, about equal to 2007, but twice the historical average of approximately $100M Non-utility spending is expected in all three segments. Actual spending will depend on the availability of projects meeting risk-adjusted return requirements ($ billions)

Reconciliation of Q1 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q1 2008 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the Company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Coal Services Gas Midstream $21 $32 $53

Reconciliation of 2007 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the Company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2008 and 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2008 guidance and 2009 early outlook for operating earnings. It is likely that certain items that impact the company's 2008 and 2009 reported results will be excluded from operating results. A reconciliation to the comparable 2008 and 2009 reported earnings/net income guidance/early outlook is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.